SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (I.R.S. Employer Identification Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of Principal Executive Offices)

(615) 312-5700
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EX-99.1 PRESS RELEASE

Item 5.     Other Events.

          The information set forth in the press release issued by Psychiatric Solutions, Inc. on June 9, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

(a)	Exhibits

99.1	Press Release of Psychiatric Solutions, Inc., dated June 9, 2003.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

	By:	/s/ Brent Turner

Brent Turner Vice President, Treasurer and Investor Relations
Date: June 9, 2003